UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) May 20, 2026

Plumas Bancorp

(Exact name of registrant as specified in its charter)

California	000-49883	75-2987096
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5525 Kietzke Lane, Suite 100, Reno, Nevada	89511
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code         (775) 786-0907

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol	Name of Each Exchange on which Registered:
Common Stock, no par value	PLBC	The NASDAQ Stock Market LLC

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Shareholders of Plumas Bancorp held on May 20, 2026, the shareholders voted on (i) the election of ten directors for the next year, (ii) approval of a non-binding advisory vote on the Company’s executive compensation, and (iii) the ratification of the appointment of Elliott Davis, LLC as our independent auditors for the fiscal year ending December 31, 2026. These matters were submitted to a vote through the solicitation of proxies. The results of the votes are set forth below:

Proposal #1: Election of Directors

The stockholders of the Company elected each of the ten director nominees to serve on the Company’s Board of Directors (the “Board”) for a term to expire at the 2027 Annual Meeting of Stockholders and until their successors are elected and qualified, or until their earlier death, retirement, resignation or removal. The votes on Proposal 1 were as follows:

Nominee	Votes For Nominee	Votes Withheld or Against Nominee	Abstentions	Broker Non- Votes
Michonne R. Ascuaga	4,214,583	56,603	n/a	1,340,454
Steven M. Coldani	4,200,945	70,241	n/a	1,340,454
Kevin Foster	4,216,605	54,581	n/a	1,340,454
Richard F. Kenny	4,216,231	54,955	n/a	1,340,454
Robert J. McClintock	4,204,088	67,098	n/a	1,340,454
Heidi S. O’Gara	4,175,747	95,439	n/a	1,340,454
Sushil A. Patel	4,188,310	82,876	n/a	1,340,454
Kenneth E. Robison	4,113,136	158,050	n/a	1,340,454
Andrew J. Ryback	4,208,338	62,848	n/a	1,340,454
Daniel E. West	4,197,112	74,074	n/a	1,340,454

Kenneth E. Robison resigned from the Plumas Bancorp Board of Directors for personal reasons immediately following the Plumas Bancorp Annual Shareholder Meeting held on May 20, 2026.

Proposal #2: Non-Binding Advisory Vote on Executive Compensation

On the proposal for the approval of non-binding advisory vote on executive compensation the voting results were as follows:

For	Against	Abstain	Broker Non-Votes
4,124,401	87,414	59,371	1,340,454

Proposal #3: Ratification of the Appointment of Independent Auditors

The stockholders of the Company ratified the appointment of Elliott Davis, LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The votes on Proposal 3 were as follows:

For	Against	Abstain
5,585,451	13,142	13,047

Item 9.01 Exhibits

Number         Description

104                Cover Page Interactive Data File

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Plumas Bancorp (Registrant)

May 21, 2026	By:	/s/ Richard L. Belstock
Name: Richard L. Belstock Title: Chief Financial Officer